Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance KSM TipRanks Analyst ETF (RANK)

Listed on NYSE Arca, Inc.

August 24, 2026

Supplement to the Prospectus,

dated June 18, 2026, as supplemented

Effective immediately, the section entitled “Fund Sponsor” is further amended and restated in its entirety to read as follows:

FUND SPONSOR

The Adviser has entered into a fund sponsorship agreement with Defiance ETFs, LLC (“Defiance”) pursuant to which Defiance is a sponsor to the Fund. Under this arrangement, Defiance has agreed to provide financial support (as described below) to the Fund. Every month, unitary management fees for the Fund are calculated and paid to the Adviser, and the Adviser retains a portion of the unitary management fees from the Fund.

In return for its financial support for the Fund, the Adviser has agreed to pay Defiance a portion of any remaining profits generated by the unitary management fee. If the amount of the unitary management fees exceeds the Fund’s operating expenses and the Adviser-retained amount, that excess amount is considered “remaining profit.” In that case, the Adviser will pay a portion of the remaining profits to Defiance.

If the amount of the unitary management fee is less than the Fund’s operating expenses and the Adviser-retained amount, Defiance is obligated to reimburse the Adviser for a portion of the shortfall.

Defiance and KSM US LLC (“KSM”) have entered into a separate sub-sponsorship arrangement, to which the Adviser is not a party, under which KSM and Defiance agree to (i) split any remaining profits paid to Defiance by the Adviser, and (ii) split the cost of any reimbursements for shortfalls paid by Defiance to the Adviser, pursuant to the above-described fund sponsorship arrangement.

In connection with the above sponsorship and sub-sponsorship arrangements, neither KSM nor Defiance provide investment advisory, portfolio management or distribution services to the Fund.

Please retain this Supplement for future reference.